Exhibit 99.3

First Charter Corporation Tuesday, April 15, 2003 / Conference Call First Quarter 2003 Report Discussion of Strategic Plans

Forward Looking Statements 2 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; and (9) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.firstcharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Guidance Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 5% - Deposit growth 2% Income Statement - Net interest income growth 5% - Stable provision for loan losses - Non-interest income decrease of 17% from fourth quarter - Non-interest expense decline of 7% from fourth quarter - Tax rate of 30% - Net income of $0.32 - $0.35 per share First Quarter 2003 3

Guidance Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 5% - Deposit growth 2% Income Statement - Net interest income growth 5% - Stable provision for loan losses - Non-interest income decrease of 17% from fourth quarter - Non-interest expense decline of 7% from fourth quarter - Tax rate of 30% - Net income of $0.32 - $0.35 per share First Quarter 2003 4 Actual - Stable Interest Rates - Repurchased 125,000 shares Balance Sheet - Loan growth 4% - Deposit growth 7% Income Statement - Net interest income decline of 6% - Stable provision - Non-interest income decrease of 4% - Non-interest expense decline of 6% - Tax rate of 29% - Net income of $0.33 per share

Credit Card Sale Extremely competitive line of business FCTR had a very small portfolio Partnered with MBNA to offer world class products and servicing Positive for FCTR and customers 5

Flexible Balance Sheet Management Securitized $128 million in loans during the first quarter that were in held for sale at year end Originated $69 million in loans held for sale to be securitized in the second quarter Checking, Savings, and Money Market Deposits increased 14% 6

Asset Quality Full Year First Quarter 2002 2003 7 Excludes loans held for sale

Strategic Plan...Update Capitalizing on our Dynamic Market Executing our Community Banking Strategy 8

Capitalizing on Our Dynamic Market 9

New Branches SouthPark (Opened January) Mint Hill (August) Huntersville - Birkdale Village (Fourth Quarter) Waterside Crossing (Fourth Quarter) Capitalizing on Our Dynamic Market 2003 Branch Expansion Plans 10

Capitalizing on Our Dynamic Market

2003 Branch Expansion Plans

More Hours for Full Service

- 8 a.m. - 8 p.m.: Thursday & Friday
- 9 a.m. - Noon: Saturday

Branches

- SouthPark
- University
- Cornelius
- Matthews
- Highway 29 (Concord)
- Port Village (Mooresville)
- Lincoln Center
- Birkdale
- Mint Hill
- Waterside Crossing

FIRST CHARTER

11

First Charter Core Strategy Relationship Banking Customer Satisfaction Executing Our Community Banking Strategy 12

A Relationship Strategy Having a Personal Relationship with an Individual Closely-Held Businesses Consumers Community Banking 13

Consistently Delivering "Expect More" Service 14 3Q/01 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 70 72 74 75 79 83 80 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Percent of Clients ("Very Satisfied") Peer Banks 60% 70% 72% 74% 75% 79% 83% 80%

Premise: To Be Highly Successful We Must Attract More Consumers and Closely Held Businesses to First Charter 15

Totally Free Checking Launched 4th Quarter 2002 16

Totally Free Business Checking Launched February 2003 17

4Q/2001 1Q/2002 2Q/2002 3Q/2002 4Q/2002 1Q/2003 2822 3776 4215 3477 7600 11350 CHAMP Results New Checking Accounts 18 Pre-CHAMP Post CHAMP 2003 Goal: 40,000 New Checking Accounts

New Customer Acquisition The Big Payoff Core Retail Households Attrition Ratio 19 2002 3/31/2003 East 17.3 12.8 17.3% 12.8% 26% 2002 2003 Column 64.5 70.5 Column 18 64.5M 37% 18.0M* 88.5M* *Annualized 70.5M

New Customer Acquisition The Big Payoff Service Charge Revenue Debit Card Revenue 20 1Q/2002 1Q/2003 East 437 519 $437M $519M 19% 1Q/2002 1Q/2003 East 4.7 5.1 $4.7MM $5.1MM 9%

The Big Payoff Checking account marketing is strategic: - Competing on service and location, not rate. - Owning customers and having a right of first refusal for all their financial needs New Retail HHs Total Products Purchased 90M 10617 27446 10,617 27,446 Results 10/01/02 - 3/31/03 The value of the other accounts and loans we acquire from our new checking customers exceeds the value of the checking account. 21

2003 Key Growth Goals 22

Strategic Plan 2003 Update *Core Growth, assumes no mergers ($ in thousands) ($ in thousands) ($ in thousands) 23

Guidance Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 6% - Deposit growth 2% Income Statement - Net interest income growth 8% - Stable provision for loan losses - Non-interest income decrease of 14% from first quarter - Non-interest expense decrease of 3% from first quarter - Tax rate of 30% - Net income of $0.32 - $0.36 per share Second Quarter 2003 24

Guidance Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 13% - Deposit growth 17% Income Statement - Net interest income growth 3% - Provision for loan losses increase of 9% - Non-interest income increase of 18% - Non-interest expense increase of 5% - Tax rate of 30% - Net income of $1.43 - $1.45 per share Annual 2003 25

NASDAQ: FCTR 26

Appendix 27

Loan Portfolio Composition % Secured = 97.74% *Excludes loans held for sale 28 As of March 31, 2003

Loan Portfolio Detail 97.69% Secured $179M Average Loan Size 29 97.81% Secured $16M Average Loan Size *Excludes loans held for sale Commercial Loans 60% of Total Loans Retail Loans 40% of Total Loans As of March 31, 2003

Non-Performing Loans by Size Number of Credits Total Dollar O/S *Excludes loans held for sale 30 As of March 31, 2003

1997 1998 1999 2000 2001 2002 1Q/2003 9687 10148 14028 27017 23976 26467 30021 4520 3863 2262 2989 8049 10278 11200 NPL OREO Non-Performing Loans & OREO 31 Excludes loans held for sale 1.97% As of March 31, 2003

1997 1998 1999 2000 2001 2002 1Q/2003 127 117 127 132 133 131 128 15 14 10 20 33 29 43 ALLL/Gross Loans Annualized Charge-Off 0.14% Excludes loans held for sale Loan Loss Reserve to Loans & Annualized Charge-off Ratios 32 As of March 31, 2003

Balance Sheet Increase (Decrease) Loans 1Q/2002 Securities Total Assets Demand Deposits 1,453,827 $2,050,943 $1,997,484 $53,459 1Q/2003 33 Total Deposits ($ in thousands) 1,107,939 345,888 3,991,267 3,405,858 585,409 308,664 257,864 50,800 Borrowings Shareholders' Equity Tier 1 Risk Adj Total Risk Adj 2,492,929 2,210,308 Leverage Ratio 282,621 1,116,223 836,769 279,454 326,071 303,918 22,153 11.39% 12.60% (1.21) 12.45% 13.80% (1.35) 7.71% 8.58% (0.87)

Balance Sheet Increase (Decrease) Loans 4Q/2002 Securities Total Assets Demand Deposits 1,453,827 $2,050,943 $2,045,266 $5,677 1Q/2003 34 Total Deposits ($ in thousands) 1,129,212 324,615 3,991,267 3,745,949 245,318 308,664 305,924 2,740 Borrowings Shareholders' Equity Tier 1 Risk Adj Total Risk Adj 2,492,929 2,322,647 Leverage Ratio 170,282 1,116,223 1,042,440 73,783 326,071 324,686 1,385 11.39% 11.52% (0.13) 12.45% 12.62% (0.17) 7.71% 7.92% (0.21)

2003 Highlights Increase (Decrease) Net Income 1Q/2002 Net Interest Income Non-Interest Income Diluted EPS 26,583 $9,946 $8,765 $1,181 1Q/2003 35 Return on Assets ($ in thousands) 27,550 ($967) 15,570 10,928 4,642 0.33 0.28 0.05 Return on Equity 1.06% 1.05% 0.01 12.06% 11.04% 1.02

"Expect More From Us" 36